UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21289

Birmiwal Investment Trust
(Exact name of registrant as specified in charter)

5270 Highland Drive, Bellevue, WA  98006

(Address of principal executive offices)            (Zip code)

Kailash Birmiwal

5270 Highland Drive, Bellevue, WA  98006

(Name and address of agent for service)

Registrant's telephone number, including area code: (425) 957-9426

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Birmiwal Oasis Fund

For Investors Seeking Capital Appreciation

ANNUAL REPORT

March 31, 2005

Birmiwal Investment Trust

www.birmiwal.com

1-800-417-5525

Birmiwal Oasis Fund

Annual Report

March 31, 2005

Dear Fellow Shareholders,

        The Fund's performance and the performance of the benchmark S&P 500 Index for the period ending March 31, 2005 were as follows:

Birmiwal Oasis Fund                  S&P 500 Index

1 Year *

             9.99%

                     6.69%

(4/1/04 - 3/31/05)

Total Return Since Inception*

         149.56%

       44.13%

(4/1/03 - 3/31/05)

        In the first fiscal year of its operation, the Fund outperformed the index by a wide margin. In the second year, the Fund did outperform the index, however with a narrow differential.  Some factors that influenced the Fund's performance relative to the S&P 500 Index were a sudden slowdown in some economic sensitive sectors caused by increases in oil prices and geopolitical events.

        On a calendar year basis, we are happy to report that the Fund was one of the top performing funds in the small cap arena in 2004 (Source: Lipper).  And as you may recall, the Fund had one of the most successful launches in 2003 (Source: USA Today).

         We believe that the U.S. market, in general, is currently overvalued and the risk of owning equity has increased considerably compared to a few years ago.  Under this scenario, we believe that individual stock picks will be the key for the success of the Fund.  To achieve this goal and to meet the Fund's objective, we keep searching for companies within and outside the U.S. which can produce strong returns for our shareholders.  And at the same time, to reduce the downside risk we may use some other techniques like holding a relatively large percentage of the assets as cash, or partially hedge the equity portfolio.

        We thank you for your continued support and trust in us.

Sincerely,

Kailash Birmiwal, Ph.D.

*1 Year and Total Return Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

The information provided in this material should not be considered a recommendation to purchase or sell any security. It should not be assumed that any security transactions or holdings were or will be profitable or that the investment recommendations or decisions we make in the future will be profitable.

2005 Annual Report  1

BIRMIWAL OASIS FUND

PERFORMANCE INFORMATION

Average annual total returns for the one year period ended March 31, 2005

                                                                                         Since

    1 Year(A)                            Inception(A)

Birmiwal Oasis Fund

     9.99%                        57.98%

S&P 500(B)

     6.69%                        20.02%

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The inception date of the Birmiwal Oasis Fund was April 1, 2003.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

2005 Annual Report  2

BIRMIWAL OASIS FUND

PROXY VOTING GUIDELINES

Birmiwal Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.birmiwal.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how  the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-417-5525). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2005 Annual Report  3

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing operating expenses including management fees and other Fund expenses. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on September 30, 2004 and held through March 31, 2005.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of  investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                                                  Expenses Paid

                                                                  Beginning                    Ending                  During the Period*

                                                              Account Value            Account Value         September 30, 2004

                                              September 30, 2004       March 31, 2005           to March 31, 2005

Actual                                 $1,000.00                 $1,213.40                         $23.51

Hypothetical                        $1,000.00                 $1,003.69                         $21.28

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 4.26%, multiplied by  the average account value over the period, multiplied by 182/365.

2005 Annual Report  4

Birmiwal Oasis Fund

	Schedule of Investments
	March 31, 2005

Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS

Biological Products
180,000	LPBP, Inc. * +	$ -
5,000	Serono SA ADS	90,750
		90,750	1.12%

Chemicals & Allied Products
3,000	FMC Corp. *	160,350
60,000	Rhodia ADS	128,400
		288,750	3.57%

Communications Equipment, NEC
10,000	Digital Angel Corp. *	45,800
2,000	Utstarcom, Inc. *	21,900
		67,700	0.84%

Crude Petroleum & Natural Gas
2,000	Clayton Williams Energy, Inc. *	51,800
3,000	Petrokazakhstan, Inc.	120,510
		172,310	2.13%

Deep Sea Foreign Transportation
3,000	Dryships, Inc. *	58,470	0.72%

Electronic Components, NEC
3,000	LG. Philips LCD Co. Ltd. ADS *	64,650	0.80%

Engines & Turbines
20,000	China Yuchai International Ltd.	168,800	2.09%

Gold and Silver Ores
50,000	Northern Dynasty Minerals Ltd. *	225,000
3,000	Randgold Resources ADS *	37,080
		262,080	3.24%

Heavy Construction
5,000	Meadow Valley Corp. *	36,750	0.45%

Household Appliances
3,000	Maytag Corp.	41,910	0.52%

In Vitro & In Vivo Diagnostic
2,000	Able Laboratories, Inc. *	46,920	0.58%

Industrial Inorganic Chemicals
10,000	Celanese Corp. *	179,900	2.23%

Metal Mining
60,000	Northern Orion Resources, Inc. *	174,000	2.15%

Miscellaneous Food Preparation
15,000	Medifast, Inc. *	43,050	0.53%

Motor Vehicle Parts & Accessories
10,000	Cycle Country Accessories Corp. *	50,800	0.63%

Motor Vehicles & Passenger Car
10,000	Tata Motors Ltd. ADS *	97,000	1.20%

Motorcycles, Bicycles & Parts
7,000	Zap *	18,900	0.23%

Operative Builders
2,000	Comstock Homebuilding Companies, Inc. Cl A	42,580	0.53%

Perfumes, Cosmetics & Other Toiletries
10,000	Revlon, Inc. *	28,800	0.36%

Petroleum Refining
1,000	Valero Energy Corp.	73,270	0.91%

Pharmaceutical Preparations
3,000	Hi-Tech Pharmacal, Inc. *	65,940	0.82%

Photographic Equipment & Supplies
9,000	Imax Corp. *	83,160	1.03%

Plastic Materials, Synth Resin
10,000	Polyone Corp. *	88,800	1.10%

Railroads, Line-Haul Operating
2,000	Union Pacific Corp.	139,400	1.73%

*Non-Income Producing Securities.

+Non-Marketable Security.

The accompanying notes are an integral part of the

financial statements.

2005 Annual Report  5

Birmiwal Oasis Fund

	Schedule of Investments
		March 31, 2005

Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS

Semiconductors & Related Devices
10,000	ASE Test, Inc. *	$ 50,800
7,500	AU Optronics ADR	109,950
30,000	Chipmos Technologies Ltd. *	192,600
9,000	Leadis Technology, Inc. *	53,820
13,000	Netlogic Microsystems, Inc. *	161,330
2,000	Omnivision Technologies *	30,300
2,000	On Track Innovations, Ltd. *	26,080
10,000	Silicon Storage Technology, Inc. *	37,200
		662,080	8.20%

Services-Advertising
8,000	Global Sources, Ltd. *	86,160	1.07%

Services-Business Services, NEC
50,000	Kongzong ADS *	400,000
90,000	Webzen, Inc. ADS	509,400
		909,400	11.26%

Services-Commercial Physical & Biological Research
7,000	Commonwealth Biotechnologies, Inc. *	26,950
10,000	Kendle International, Inc. *	115,000
		141,950	1.76%

Services-Computer Integrated Systems
3,000	Imergent, Inc. *	29,430	0.36%

Services-Computer Processing & Data Preparation
5,000	Linktone Ltd. ADS *	36,350	0.45%

Services-Computer Programming
4,000	Convansys Corp. *	59,680
10,000	Synaptics, Inc. *	232,000
		291,680	3.61%

Services-General Medical & Surgical Hospitals
10,000	Tenet Healthcare *	115,300	1.43%

Services-Prepackaged Software
1,000	Microsoft Corp.	24,170	0.30%

Ship & Boat Building & Repairing
28,659	Fountain Powerboat Industries, Inc. *	166,222	2.06%

Steel Works, Blast Furnaces
1,000	Ipsco, Inc.	51,000
1,000	Mittal Steel Co. NV *	32,350
600	Novamerica Steel, Inc. *	30,066
		113,416	1.40%

Surgical & Medical Instruments
15,000	Cyberkinetics Neurotechnology System *	36,000
2,000	Viasys Healthcare, Inc. *	38,160
		74,160	0.92%

Water Transportation
1,800	B&H Ocean Carriers, Ltd. *	36,936	0.46%

Wholesale-Metals Service Center
6,000	Olympic Steel, Inc. *	107,280	1.33%

Telegraph & Other Message Communications
10,000	Callwave, Inc. *	59,000	0.73%

Total for Common Stock (Cost $5,559,479)		5,238,224	64.85%

Warrants
5,100	Metals USA, Inc. * (expires 10-31-2007)	22,950	0.28%

	Total for Warrants (Cost $36,272)	22,950

Cash and Equivalents
2,373,757	First American Treasury Obligation Fund Cl S 1.98% **	2,373,757	29.39%
	(Cost $2,373,757)

	Total Investments	7,634,931	94.52%
	(Identified Cost - $7,969,508)

	Other Assets less Liabilities	442,325	5.48%

	Net Assets	$ 8,077,256	100.00%

*Non-Income Producing Securities.

**Variable rate security; the coupon rate shown

represents the rate at March 31, 2005.

The accompanying notes are an integral part of the

financial statements.

2005 Annual Report  6

Birmiwal Oasis Fund

Statement of Assets and Liabilities
March 31, 2005

Assets:
Investment Securities at Market Value	$ 7,634,931
(Identified Cost - $7,969,508)
Cash	1,000
Receivables:
Receivable for Securities Sold	695,557
Dividends and Interest	9,526
Total Assets	8,341,014
Liabilities
Management Fees Payable
Base Management Fee Payable	20,264
Performance Adjustment Payable to Adviser	1,454
Payable For Securities Purchased	242,040
Total Liabilities	263,758
Net Assets	$ 8,077,256
Net Assets Consist of:
Paid In Capital	7,253,379
Realized Gain (Loss) on Investments - Net	1,158,454
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	(334,577)
Net Assets, for 275,255 Shares Outstanding	$ 8,077,256
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($8,077,256/275,255 shares)	$ 29.34

Statement of Operations
For the year ended March 31, 2005

Investment Income:
Dividends (Net of foreign withholding tax of $630)	$ 14,412
Interest	23,276
Total Investment Income	37,688
Expenses: (Note 3)
Management Fees
Base Management Fees	204,032
Performance Adjustment	95,426
Total Expenses	299,458

Net Investment Loss	(261,770)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	1,533,704
Net Change In Unrealized Appreciation (Depreciation) on Investments	(573,639)
Net Realized and Unrealized Gain (Loss) on Investments	960,065
Net Increase (Decrease) in Net Assets from Operations	$ 698,295

The accompanying notes are an integral part of the

financial statements.

2005 Annual Report  7

Birmiwal Oasis Fund

Statement of Changes in Net Assets
	4/1/2004	4/1/2003 **
	to	to
	3/31/2005	3/31/2004
From Operations:
Net Investment Loss	$ (261,770)	$ (55,698)
Net Realized Gain (Loss) on Investments	1,533,704	2,711,450
Net Change In Unrealized Appreciation (Depreciation)	(573,639)	239,062
Increase (Decrease) in Net Assets from Operations	698,295	2,894,814
From Distributions to Shareholders:
Net Investment Income	0	0
Net Realized Gain from Security Transactions	(1,611,100)	(1,158,132)
Change in Net Assets from Distributions	(1,611,100)	(1,158,132)
From Capital Share Transactions:
Proceeds From Sale of Shares	716,770	3,916,451
Shares Issued on Reinvestment of Dividends	1,611,100	1,158,132
Cost of Shares Redeemed	(235,966)	(13,108)
Net Increase (Decrease) from Shareholder Activity	2,091,904	5,061,475

Net Increase (Decrease) in Net Assets	1,179,099	6,798,157

Net Assets at Beginning of Period	6,898,157	100,000
Net Assets at End of Period	$ 8,077,256	$ 6,898,157

Share Transactions:
Issued	24,540	149,720
Reinvested	66,629	39,166
Redeemed	(9,417)	(383)
Net increase (decrease) in shares	81,752	188,503
Shares outstanding beginning of period	193,503	5,000
Shares outstanding end of period (including accumulated	275,255	193,503
undistributed net investment income of $0 and $0)

Financial Highlights
Selected data for a share outstanding throughout the period:	4/1/2004	4/1/2003 **
	to	to
	3/31/2005	3/31/2004
Net Asset Value -
Beginning of Period	$ 35.65	$ 20.00
Net Investment Income/(Loss)*	(1.03)	(0.43)
Net Gains or Losses on Securities
(realized and unrealized)	2.86	24.15
Total from Investment Operations	1.83	23.72

Distributions (From Net Investment Income)	0.00	0.00
Distributions (From Capital Gains)	(8.14)	(8.07)
Total Distributions	(8.14)	(8.07)

Net Asset Value -
End of Period	$ 29.34	$ 35.65

Total Return (a)	9.99%	126.90%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	8,077	6,898

Before Waivers
Ratio of Expenses to Average Net Assets	4.26%	2.90%
Ratio of Net Investment Loss to Average Net Assets	-3.72%	-2.68%

After Waivers
Ratio of Expenses to Average Net Assets	4.26%	1.50%
Ratio of Net Investment Loss to Average Net Assets	-3.72%	-1.28%
Portfolio Turnover Rate	1050.35%	1015.55%

* Per share amounts were calculated using the average shares method.
** commencement of operations.
(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all
Fund distributions.

The accompanying notes are an integral part of the

financial statements.

2005 Annual Report  8

NOTES TO THE FINANCIAL STATEMENTS

BIRMIWAL OASIS FUND

March 31, 2005

1.) ORGANIZATION

Birmiwal Oasis Fund (the "Fund") is a non-diversified series of the Birmiwal Investment Trust (the "Trust"), an open-end investment company.  The Trust was organized in Ohio as a business trust on January 3, 2003  and commenced operations on April 1, 2003. The Fund may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  Birmiwal Asset Management, Inc. is the adviser to the Fund (the "Adviser").  The Fund's primary investment objective is to seek capital appreciation.  Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal

2005 Annual Report  9

Notes to the Financial Statements – continued

income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset values per share of the Fund. For the fiscal year ended March 31, 2005, net investment loss of $261,770 was reclassified to accumulated undistributed net realized short-term gains.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Birmiwal Asset Management, Inc.  (the "Adviser").  Under the terms of the Investment Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (i) interest and (ii) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses.

For its services and its agreement to pay the Fund’s operating expenses, the Adviser receives a variable performance-based management fee comprised of a base rate of 2.90% of the Fund's average daily net assets.  The performance adjustment increases or decreases the fee paid by the Fund to the Adviser based on the Fund's performance relative to the S&P 500 Index over the most recent 12-month period.  If the Fund's return for the period is within 2.00% (two percentage points) of the return on the S&P 500 Index, no adjustment is made.  If the difference between the performance of the Fund and the S&P 500 Index exceeds 2.00% (two percentage points), the performance adjustment is made at a rate that varies linearly with the difference between the Fund's performance and that of the S&P 500 Index.  The resulting performance adjustment rate can be as high as 2.40% if the Fund outperforms the S&P 500 Index by 14% (fourteen percentage points) or more, and as low as -2.40% if the Fund underperforms the S&P 500 Index by 14% (fourteen percentage points) or more.

For the year ended March 31, 2005 the Adviser earned management fees totaling $204,032 and performance-based management fees totaling $95,426. At March 31, 2005, the Fund owed the Adviser management fees in the amount of $21,718, which consisted of a base fee of $20,264 and performance-based management fees of $1,454.

4.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

On October 16, 2004 the Board of Trustees for the Birmiwal Oasis Fund approved a new Investment Advisory Agreement (the “Agreement”) for the Fund, subject to shareholder

2005 Annual Report  10

Notes to the Financial Statements – continued

approval. In determining whether to approve the Agreement, the Board met with Kailash Birmiwal, President of the Adviser, to discuss the terms of the Agreement. The Board reviewed the personal history of the Adviser, including background and investment management experience, as well as the Fund’s performance for the last fiscal year, important factors relating to the Fund’s performance, the Adviser’s investment and research strategy, the Adviser’s financial strength, and expected expenses and revenue from the Fund.

The Board gave careful consideration to factors deemed relevant to the Trust and the Fund. As to the nature, extent and quality of the services to be provided by the Adviser and the performance of the Fund since commencement of operations, the Board noted that the Fund significantly outperformed its benchmark, the S&P 500, in the Fund’s first fiscal year ended March 31, 2004, by providing a return of 126.90% as compared to 34.99%. The Board also reviewed comparative performance from the inception of the Fund thru October 13, 2004, noting that the Fund significantly outperformed its benchmark index. The Board felt that the superior returns provided strong evidence of the superior quality of the advisory services provided by the Adviser.

As to the costs of the services to be provided, the Board reviewed information regarding comparable fee structures and acknowledged that the Fund's base fee rate (which includes paying substantially all operating expenses of the Fund) was significantly higher than the expense ratio paid by other funds. However, the Trustees acknowledged that the Adviser spends substantially more time managing the Fund than any other fund adviser and noted that the Fund's superior performance after deduction of the performance fee more than justified the higher fee rate. The Trustees therefore concluded that the fee structure under the new  Agreement, including performance-based adjustments, was reasonable.

As to the profits to be realized by the Adviser under the new  Agreement the extent to which economies of scale may be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund investors, the Board noted that the Adviser had made a substantial investment in the Fund and had yet to earn a profit under the terms of the current agreement.  The Trustees acknowledged that the fee under both the current management agreement and the new Agreement does not provide investors with an opportunity to realize the benefits of economies of scale as the Fund grows. However, given the lack of profitability of the arrangement to the Adviser, the Trustees did not think it necessary to consider adding break points at this time. The Trustees also noted that the fee is structured so that investors pay a fee that varies directly with the performance of the Fund, so that investors' will pay a higher fee if the Fund outperforms its benchmark index and a lower fee if the Fund underperforms its benchmark index.  Thus Fund shareholders will receive the benefit of paying a fee that aligns the interests of the adviser and the shareholders. The Trustees emphasized that the fee structure in the new Agreement is consistent with what they intended when they approved the current agreement.

The Board felt that the superior returns provided strong evidence of the superior quality of the advisory services provided by the Adviser. The Board also determined that continuity and efficiency of portfolio investment advisory services could best be assured by approving the new  Agreement. The Board believed that the new Agreement would enable the Fund to continue to obtain management services of high quality at costs which it deems appropriate and reasonable and that approval of the new Agreement was in the best interests of the Trust and the shareholders of the Fund.

5.) RELATED PARTY TRANSACTIONS

Kailash Birmiwal, Ph. D. is the control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management  fees paid to the Adviser by the Fund.

The Fund has entered into agreements with Mutual Shareholder Services (“MSS”) for fund accounting and transfer agency services. An officer and shareholder of MSS is also an officer of the Fund. Fees paid to MSS are paid by the Adviser.

The Trustees who are not interested persons of the Fund were paid a total of $4,000 in Trustees fees through March 31, 2005.

2005 Annual Report  11

Notes to the Financial Statements – continued

6.) CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares. Paid in capital at March 31, 2005 was $7,253,379 representing 275,255 shares outstanding.

7.) INVESTMENT TRANSACTIONS

For the one year period ended March 31, 2005, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $52,076,415 and $53,621,305, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at March 31, 2005 was $7,987,589. At March 31, 2005, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) for federal income tax purposes was as follows:

Appreciation                           (Depreciation)               Net Appreciation (Depreciation)

  $237,894                                 ($590,552)                                 ($352,658)

8.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2005, Kailash Birmiwal, Ph. D. held, in aggregate, more than 81% of the Birmiwal Oasis Fund.

9.) DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid  was as follows:

Distributions paid from:

                                                               Year ended                    Year ended

                                  March 31, 2005             March 31, 2004

            Ordinary Income:                                     $            0                     $            0

Short-term Capital Gain                             1,611,100                      1,158,132

Long-term Capital Gain                                          0                                   0

                                                             $1,611,100                     $1,158,132

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary

income/(accumulated losses)                      $1,156,456

Undistributed long-term capital

gain/(accumulated losses)                                20,079

Unrealized appreciation/(depreciation)                         (352,658)

                                                                            $   823,877

10.) SHAREHOLDER VOTE (Unaudited)

As described in footnote 4, the Board approved the Investment Advisory Agreement, subject to shareholder approval, on October 16, 2004. The Investment Advisory Agreement was approved by the Fund’s shareholders at a shareholder meeting on December 9, 2004 by the following vote.

                     FOR          AGAINST          ABSTAIN          TOTAL

       50,147              -0-                     -0-              250,147

2005 Annual Report  12

Cohen McCurdy

            826 Westpoint Pkwy, Ste 1250

Certified Public Accountants

Westlake, Ohio 44145

Phone: (440) 835-8500

Fax: (440) 835-1093

www.cohenmccurdy.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees

Birmiwal Oasis Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Birmiwal Oasis Fund as of March 31, 2005, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the Fund's custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Birmiwal Oasis Fund as of March 31, 2005, the results of its operations for the year then ended and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

May 25, 2005

2005 Annual Report  13

TRUSTEES AND OFFICERS - Unaudited

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified.  For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-417-5525. The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Kailash Birmiwal, Ph.D.(2) 1957 Lea R. Birmiwal, Ph.D. 1960	President, Treasurer, and Trustee Secretary	Since 2003 (CCO Since 2004.) Since 2003	Managing personal assets (1994 to 2003). President of the Fund’s Adviser since 2003. Homemaker.	1 1	None None

(1)The address of each trustee and officer is c/o Birmiwal Investment Trust, 5270 Highland Drive, Bellevue, WA 98006.

(2) Kailash Birmiwal is considered an "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the  Adviser.

Independent Trustees

Name, Address(3), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Rajendra K. Bordia, Ph.D. Year of Birth: 1957	Trustee	Since 2003	Chair, Department of Materials Science and Engineering, University of Washington (1998-Present). Professor (2003-Present), Associate Professor (1991-2003), Department of Materials Science and Engineering, University of Washington.	1	None
Hemant K. Gupta, Ph.D. Year of Birth: 1958	Trustee	Since 2003	President of Gupta Inc., a Retail Corporation (1996-Present). Assistant Professor, University of Connecticut (1986-1998).	1	None
Veera S. Karukonda 1957	Trustee	Since 2003	Civil Engineer, City of Hartford, CT (1988-2003).Civil Engineering Consultant (2003-2004). Signal Systems Engineer, City of Stamford, CT (2004-Present).	1	None
Bal K. Sharma, Dr. 1953	Trustee	Since 2003	Administrator (Chief of Respiratory Division), V.A. Medical Center, North Chicago (1990-Present).	1	None

(3)The address of each trustee and officer is c/o Birmiwal Investment Trust, 5270 Highland Drive, Bellevue, WA 98006.

2005 Annual Report  14

Board of Trustees

Kailash Birmiwal, Ph. D.

Rajendra K. Bordia, Ph. D.

Hemant K. Gupta, Ph. D.

Veera S. Karukonda

Bal K. Sharma, Dr.

Investment Adviser

Birmiwal Asset Management, Inc.

5270 Highland Drive

Bellevue, WA 98006

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8869 Brecksville Rd., Suite C

Brecksville, OH 44141

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH 45201

Fund Administrator

Premier Fund Solutions Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Auditors

Cohen McCurdy, Ltd.

826 Westpoint Pkwy., Ste 1250

Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Birmiwal Oasis Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Birmiwal Oasis Fund

5270 Highland Drive

Bellevue, WA 98006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/05	FYE 3/31/04
Audit Fees	$14,871	$11,500
Audit-Related Fees	$0	$422
Tax Fees	$1,345	$955
All Other Fees	$0	$560

Nature of Audit-Related Fees: out of pocket and consent fees.

Nature of Tax Fees: preparation of tax statements.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Related Fees	FYE 3/31/05	FYE 3/31/04
Registrant	$1,345	$1,515
Registrant’s Investment Adviser	$0	$0

(h)  Not applicable. The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Birmiwal Investment Trust

By : /s/ Kailash Birmiwal

Kailash Birmiwal

President

Date:                 6-7-05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Kailash Birmiwal

Kailash Birmiwal

President

Date:                 6-7-05

By : /s/ Kailash Birmiwal

Kailash Birmiwal

Chief Financial Officer

Date:                 6-7-05